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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2000




                                  ZYMETX, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                         0-23145            73-1444040
   (State or other jurisdiction of      (Commission       (I.R.S.Employer
   incorporation or organization)       File Number)    Identification No.)


  800 RESEARCH PARKWAY, SUITE 100
       OKLAHOMA CITY, OKLAHOMA                                 73104
(Address of Principal Executive Offices)                     (Zip Code)

                                 (405) 271-1314
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On November 9, 2000 the registrant issued a press release concerning its results of operations and financial condition for the quarter ended September 30, 2000. Such press release is being filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  The following documents are filed as part of this report:

                  99.1. Press release issued by the registrant on November 9, 2000 with respect to the registrant's results of operations and financial condition for the quarter ended September 30, 2000.


                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            REGISTRANT:

                                            ZYMETX, INC.


Date:  November 9, 2000                     By: /s/ Norman R. Proulx
                                               ---------------------
                                               Norman R. Proulx, President



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press release issued by the registrant on November 9, 2000 with respect to the registrants' results of operations and financial condition for the quarter ended September 30, 2000.